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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 27, 1998

                                IMH ASSETS CORP.
(as depositor under a Series 1998-2 Indenture dated as of March 27, 1998, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 1998-2)

                                IMH ASSETS CORP.
                                ----------------
              (Exact name of Depositor as specified in its charter)

         CALIFORNIA                    333-38879               33-0705301
         ----------                    ---------               ----------
(State or Other Jurisdiction          Commission            (I.R.S. Employer
of Incorporation)                     File Number)         Identification No.)


20371 Irvine Avenue
Santa Ana Heights, California                                     92707
-----------------------------                                     -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122

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


Item 2.  Acquisition or Disposition of Assets.

         For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

          Exhibit No.    Description
          -----------    -----------

          3.1 Amended and Restated Trust Agreement, dated as of March 27, 1998, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee, Series 1998-2.

          4.1 Indenture dated as of March 27, 1998, between Impac CMB Trust Series 1998-2, as issuer and Bankers Trust Company of California, N.A., as indenture trustee, Collateralized Asset-Backed Bonds, Series 1998-2.

         99.1 Servicing Agreement, dated as of March 1, 1998, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as master servicer and Impac CMB Trust Series 1998-2, as issuer, Collateralized Asset-Backed Bonds, Series 1998-2

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMH ASSETS CORP.



                                           By:    /s/ Richard J. Johnson
                                                  ------------------------------
                                           Name:       Richard J. Johnson
                                           Title:      Chief Financial Officer

Dated: April 13, 1998

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

3.1 Amended and Restated Trust Agreement, dated as of March 27, 1998, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee, Collateralized Asset-Backed Bonds, Series 1998-2.

4.1 Indenture, dated as of March 27, 1998, between Impac CMB Trust Series 1998-2, as issuer and Bankers Trust Company of California, N.A., as indenture trustee, Collateralized Asset-Backed Bonds, Series 1998-2.

99.1 Servicing Agreement, dated as of March 1, 1998, between Impac Funding Corporation, as master servicer and Impac CMB Trust Series 1998-2, as issuer, Collateralized Asset-Backed Bonds, Series 1998-2.